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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement by Fatbrain.com, Inc. on Form S-3 of our report dated March 7, 2000, appearing in the Annual Report on Form 10-KSB of Fatbrain.com, Inc. for the year ended January 31, 2000, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP
San Jose, California
July 6, 2000